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                                                              Exhibit 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
As independent public accoubntants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement Filed No. 333-44369.

Stamford, Connecticut
February 23, 1998